FIFTH AMENDMENT TO CREDIT AGREEMENT


     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is executed on the date set forth on the signature pages but is made effective as of July 26, 2006, by and among ENGLOBAL CORPORATION, a Nevada corporation ("ENGlobal Corporation"), ENGLOBAL CORPORATE SERVICES, INC., a Texas corporation ("ENGlobal Corporate"), ENGLOBAL ENGINEERING, INC., a Texas corporation ("ENGlobal Engineering"), ENGLOBAL CONSTRUCTION RESOURCES, INC., a Texas corporation ("ENGlobal Construction"), ENGLOBAL SYSTEMS, INC., a Texas corporation ("ENGlobal Systems"), RPM ENGINEERING, INC., a Louisiana corporation ("RPM Engineering"), ENGLOBAL TECHNICAL SERVICES, INC., a Texas corporation, formerly known as ENGlobal Design Group, Inc. ("ENGlobal Technical"), ENGLOBAL AUTOMATION GROUP, INC., a Texas corporation, formerly known as ENGlobal Technologies, Inc. ("ENGlobal Automation"), PEI INVESTMENTS, A TEXAS JOINT VENTURE, a Texas general partnership ("PEI"), ENGLOBAL CANADA ULC, an Alberta corporation ("ENGlobal Canada"), WRC CORPORATION, a Colorado corporation ("WRC"), WRC CANADA LTD., an Alberta corporation ("WRC Canada"); individually and collectively, jointly and severally, ENGlobal Corporation, ENGlobal Corporate, ENGlobal Engineering, ENGlobal Construction, ENGlobal Systems, RPM Engineering, ENGlobal Technical, ENGlobal Automation, PEI, ENGlobal Canada, WRC and WRC Canada are hereinafter called "Borrower"), and COMERICA BANK ("Bank").



                                  THE RECITALS

     WHEREAS, Borrower and Bank have entered into that certain Credit Agreement dated as of July 27, 2004 (as heretofore amended by a First Amendment to Credit Agreement effective as of September 30, 2004, a Second Amendment to Credit Agreement effective as of April 1, 2005, a Third Amendment to Credit Agreement effective as of July 31, 2005, and a Fourth Amendment to Credit Agreement dated as of December 31, 2005, and as it may hereafter be amended, the "Original Credit Agreement"); and

     WHEREAS, Borrower and Bank desire to amend the Original Credit Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Bank to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                      ARTICLE I Definitions and References
                      ------------------------------------

     Section 1.1 Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

     "Amendment" means this Fifth Amendment to Credit Agreement.

     "Amendment Documents" means, collectively, this Amendment and any other document required to be delivered by Borrower pursuant to Article III hereof.

     "Credit Agreement" means the Original Credit Agreement, as amended hereby.

     "Original Omnibus Certificate" means the Omnibus Certificate dated July 27, 2004 executed and delivered by officers of each Borrower pursuant to the Original Credit Agreement.

               ARTICLE II Amendments to Original Credit Agreement
               --------------------------------------------------

     Section 2.1 Sections 4.3(c), (d) and (e) of the Original Credit Agreement are modified by deleting "thirty (30) days" in each instance and substituting "forty-five (45) days" therefor.

     Section 2.2 The Original Credit Agreement is hereby amended by deleting
Section 4.4(c) and substituting therefor the following:

          "(c) Maximum Leverage Ratio. Maintain as of the last day of each calendar month during the term of this Agreement a ratio of Funded Debt to Adjusted EBITDA for the twelve (12) months ending on each date occurring during the term of this Agreement no greater than 3.00 to 1; provided that, for purposes of this covenant and subject to Bank approval, Adjusted EBITDA shall have added back the trailing 12-month EBITDA of new acquisitions exceeding a gross purchase price of $2,500,000; provided further that for any calculation hereunder that includes a calendar month prior to the date of Borrower's purchase of AmTech Inspection, Cleveland Inspection or WRC (each hereinafter called, an "Acquisition" and each month occurring before an Acquisition, being a "Pre-Acquisition Month"), Adjusted EBITDA shall include, for each Pre-Acquisition Month, a number equal to (i) the Adjusted EBITDA of AmTech Inspection, Cleveland Inspection or WRC (as applicable) for each calendar month after the applicable Acquisition divided by (ii) the number of calendar months since the applicable Acquisition."

     Section 2.3 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting the definition of "Agreement" and substituting therefor the following:

     "'Agreement' shall mean this Credit Agreement, including the Defined Terms Addendum and the Loan Terms, Conditions and Procedures Addendum, together with all exhibits and schedules, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, and Fifth Amendment, and as it may be further amended from time to time."

     Section 2.4 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by adding the following definitions thereto:

     "'Fifth Amendment' shall mean that certain Fifth Amendment to Credit Agreement as of July 26, 2006 among Borrower and Bank."

     Section 2.5 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting "July 26, 2007" from the definition of "Revolving Credit Maturity Date" and substituting "July 26, 2009" in place thereof.

     Section 2.6 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting the definition of "Revolving Credit Maximum Amount" and substituting therefore the following:

     "'Revolving Credit Maximum Amount' shall mean THIRTY MILLION DOLLARS ($30,000,000)."

     Section 2.7 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting the definition of "Revolving Credit Note" and substituting therefore the following:

     "'Revolving Credit Note' shall mean the Master Revolving Note-Eurodollar Rate-Maturity Date-Committed dated July 27, 2004, in the original principal amount of $22,000,000 made by Borrower payable to the order of the Bank, as renewed, extended, modified, and enlarged on July 26, 2006, to the amount of $30,000,000 made by Borrower payable to the order of the Bank, in accordance with the terms of the Fifth Amendment of even date therewith, and as renewed, extended, modified, increased or restated from time to time."

     Section 2.8 The Loan Terms, Conditions and Procedures Addendum to the Original Credit Agreement is hereby amended by deleting Section 1.9(a) and substituting therefor the following:

     "(a) Letters of Credit. Subject to the terms and conditions of this Agreement and the other Loan Documents, the Bank shall, upon request from Borrower from time to time prior to the Revolving Credit Maturity Date, issue one or more Letters of Credit. The Letter of Credit Liabilities shall not exceed $1,000,000, provided that, at all times the sum of (i) the outstanding principal balance of all Revolving Loans plus (ii) the Letter of Credit Liabilities shall not exceed the Revolving Credit Maximum Amount. Letters of Credit may be issued to finance working capital needs. Each Letter of Credit issued pursuant to this Agreement shall be in a minimum amount of $25,000. No Letter of Credit shall have a stated expiration date later than thirty (30) days prior to the Revolving Credit Maturity Date."

     Section 2.9 Schedule 3.5 to the Original Credit Agreement is hereby amended and replaced in its entirety by Schedule 3.5 attached to this Amendment.


                     ARTICLE III Conditions of Effectiveness
                     ---------------------------------------

     Section 3.1 Effective Date. This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank's office,

          (a) a duly executed counterpart of this Amendment to be executed by Borrower;

          (b) a Master Revolving Note-Eurodollar Rate-Maturity Date-Committed of even date herewith to be executed by Borrower;

          (c) an Act of Supplement and Amendment and Notice of Reinscription of Act of Mortgage and Security Agreement of even date herewith to be executed by RPM Engineering, Inc. and recorded in East Baton Rouge Parish, Louisiana;

          (d) a Security Agreement (Accounts Receivable and Equipment) of even date herewith to be executed by PEI Investments, a Texas Joint Venture, ENGlobal Canada ULC, WRC Corporation, and WRC Canada Ltd.;

          (e) a duly executed counterpart of the No Oral Agreements of even date herewith to be executed by Borrower

          (f) a duly executed certificate of the partners, chief financial officer and secretary of each of PEI Investments, a Texas Joint Venture, ENGlobal Canada ULC, WRC Corporation, and WRC Canada Ltd. certifying that
     (i) resolutions of its board of directors attached to the Original Omnibus Certificate authorizing the execution, delivery, and performance of this Amendment and identifying the officers authorized to sign such instrument are in full force and effect and (ii) the specimen signatures of the officers so authorized which were attached to the Original Omnibus Certificate are true and correct; and

          (g) each other document to be executed and delivered by Borrower pursuant hereto or thereto.

                    ARTICLE IV Representations and Warranties
                    -----------------------------------------

     Section 4.1 Representations and Warranties of Borrower. In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank that:

          (a) The representations and warranties contained in Section 3 of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

          (b) Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower hereunder and thereunder. The Omnibus Certificate of each Borrower delivered to Bank on the date of the Original Credit Agreement remains in full force and effect, and the specimen signatures of the officers contained in the Omnibus Certificate are true and correct;

          (c) The execution and delivery by Borrower of this Amendment and the other Amendment Documents, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or the bylaws or partnership agreement of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby;

          (d) When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally; and

          (e) No material adverse change has occurred in the financial condition or businesses or in the consolidated financial condition or businesses of Borrower since the date of the most recently delivered financial statements.

                             ARTICLE V Miscellaneous
                             -----------------------

     Section 5.1 Ratification of Agreement. The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     Section 5.2 Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Indebtedness is paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     Section 5.3 Loan Documents. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 5.4 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5 Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]
                     ---------------------------------------

     IN WITNESS WHEREOF, this Amendment is effective as of July 26, 2006.

                                          BORROWER:

                                          ENGLOBAL CORPORATION,
                                          a Nevada corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL CORPORATE SERVICES, INC.,
                                          a Texas corporation
                                          s

                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL ENGINEERING, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL CONSTRUCTION
                                          RESOURCES, INC., a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer

                                          ENGLOBAL SYSTEMS, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          RPM ENGINEERING, INC.,
                                          a Louisiana corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL TECHNICAL SERVICES, INC.,
                                          a Texas corporation, formerly known as
                                          ENGlobal Design Group, Inc.


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL AUTOMATION GROUP, INC.,
                                          a Texas corporation, formerly known as
                                          ENGlobal Technologies, Inc.


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer

                                          PEI INVESTMENTS, A TEXAS JOINT
                                          VENTURE, a Texas general partnership


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL CANADA ULC,
                                          an Alberta corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          WRC CORPORATION,
                                          a Colorado corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          WRC CANADA LTD.,
                                          an Alberta corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer

                                          BANK:

                                          COMERICA BANK


                                          By:
                                          --------------------------------------
                                          James R. McNutt,
                                          Sr. Vice President--Texas Division

                                  SCHEDULE 3.5

                                  Subsidiaries
                                  ------------

Subsidiaries of ENGlobal Corporation:

ENGlobal Corporate Services, Inc., a Texas corporation

ENGlobal Engineering, Inc., a Texas corporation

RPM Engineering, Inc., a Louisiana corporation

ENGlobal Construction Resources, Inc., a Texas corporation

ENGlobal Systems, Inc., a Texas corporation

ENGlobal Automation Group, Inc., a Texas corporation, f/k/a ENGlobal Technologies, Inc.

ENGlobal Technical Services, Inc., a Texas corporation, f/k/a ENGlobal Design Group, Inc.

PEI Investments, a Texas Joint Venture, a Texas general partnership

ENGlobal Canada ULC, an Alberta corporation

WRC Corporation, a Colorado corporation

WRC Canada Ltd., an Alberta corporation